Exhibit 10.16

LETTER AGREEMENT

27 JULY 2015

INTERNATIONAL FINANCE CORPORATION

AND

AZURE POWER GLOBAL LIMITED

AND

AZURE POWER INDIA PRIVATE LIMITED

AND

IW GREEN INC.

AND

MR. INDERPREET SINGH WADHWA

AND

MR. HARKANWAL SINGH WADHWA

DELHI     |     MUMBAI     |     BANGALORE     |     HYDERABAD

LETTER AGREEMENT

This LETTER AGREEMENT (the “Agreement”) executed on July 27, 2015 between:

(1) AZURE POWER GLOBAL LIMITED, a company organized and existing under the laws of Mauritius (“Company”) having its principal office at 1st Floor, The Exchange, 18 Cybercity, Ebene, Mauritius;

(2) MR. INDERPREET SINGH WADHWA, son of Mr. Harkanwal Singh Wadhwa, residing at [Address] (“IW”);

(3) MR. HARKANWAL SINGH WADHWA, son of Late Mr. Manohar Singh Wadhwa, residing at [Address] (“HW”);

(4) IW GREEN INC., a company established under the laws of United States of America having its principal office at 341, Raven Circile, Wyoming, Zip Code 19934, Kent, United States of America (“Sponsor Entity”);

(5) INTERNATIONAL FINANCE CORPORATION, an international organization established by the Articles of Agreement among its member countries including the Republic of India (“Investor”); and

(6) AZURE POWER INDIA PRIVATE LIMITED, a company incorporated under the laws in India and having its registered office at 8, LSC, Madangir, Pushpvihar, New Delhi-110062, India (“Azure India”).

IW, HW and the Sponsor Entity shall hereinafter be collectively referred to as “Sponsors” and individually as “Sponsor”. The Sponsors, the Investor, Azure India and the Company shall hereinafter be collectively referred to as “Parties” and individually be referred to as “Party”.

RECITALS

(1)	Azure India, IW, HW and the Investor entered into a subscription agreement dated June 24, 2015 (“Subscription Agreement”) with respect to the proposed investment by the Investor in Azure India.

(2)	The Company is raising further funds and has approached the Investor to make an investment in the share capital of the Company as opposed to investing in Azure India.

(3)	Upon the request of the Company and the Sponsors, the Investor has agreed to make an equity investment in the Company instead of investing in the share capital of Azure India. Therefore, based on the understanding set forth above, the Parties wish to enter into this Agreement to record the terms and conditions of the subscription of Series H CCPS of the Company to the Investor.

ARTICLE I

Definitions and Interpretation

Section 1.01. Definitions. (a) Except as hereinafter provided in sub-section (b) below, wherever used in this Agreement, capitalized terms shall have the meaning set forth in the Subscription Agreement.

(b) Wherever used in this Agreement, the following terms shall have the following meanings:

“Accounting Standards” in relation to the Company, means the generally accepted accounting principles promulgated by the Financial Accounting Board of the United States, as amended from time to time, and applied on a consistent basis; and in relation to Azure India and its Subsidiaries, means the Indian generally accepted accounting principles promulgated by Institute of Chartered Accountants of India, together with its pronouncements from time to time, and applied on consistent basis;

“Action Plan” means the plan or plans developed by Azure India, a sample copy of which is attached as Annex B to Schedule K (Action Plan) to the Shareholders Agreement, setting out the specific social and environmental measures to be undertaken by the Company, to enable the Company Operations to be undertaken in compliance with Performance Standards;

“Auditors” means the independent, external auditors of the Company;

“Authorized Representative” means, in relation to the Company, any individual who is duly authorized by the Company to act on its behalf and whose name and a specimen of whose signature appear on the Certificate of Incumbency and Authority most recently delivered by the Company to the Investor and, in relation to the Sponsor Entity, any individual who is duly authorized by the Sponsor Entity to act on its behalf and whose name and a specimen of whose signature appear on the Certificate of Incumbency and Authority most recently delivered by the Sponsor Entity to the Investor;

“Azure India” has the meaning set forth in the Preamble;

“Azure India SHA” means the shareholders agreement to be executed between the Company, IW, HW and Azure India, in relation to the rights and obligations of the parties thereto for regulating the management and control of the affairs of Azure India and certain other rights and obligations inter se in relation to Azure India in accordance with the terms and conditions set out therein;

“Business Day” means a day when banks are open for business in New York, New York and the Republic of Mauritius;

“Certificate of Incumbency and Authority” means a certificate provided to the Investor by the Company or the Sponsor Entity (as may be relevant) substantially in the form set forth in Schedule 3 (Form of Certificate of Incumbency and Authority);

“Charter” means the constitution, the memorandum of association, the articles of association or the by-laws of the Company or, as applicable, any Subsidiary;

“Company” has the meaning set forth in the Preamble;

“Conversion Notice” shall have the meaning set forth in Schedule 5;

“Country” means the Republic of Mauritius;

“Current Company Disclosure Schedule” means the Original Company Disclosure Schedule, as modified and/or supplemented by each Updated Company Disclosure Schedule, if any, which has from time to time been delivered by the Company and accepted by the Investor, in accordance with Section 4.01(a)(ii) (Conditions of the Subscription);

“Equity Shares” or “Shares” means the ordinary shares of the Company having the par value of USD 0.01 (Dollars zero decimal zero one) each and carrying 1 (one) vote each;

“Externalization Process” means the signing and execution of the Transaction Documents by the parties thereto and the subscription of Equity Securities of the Company by: (a) Helion Venture Partners II, LLC; (b) Helion Venture Partners India II, LLC; (c) IFC; (d) DEG – Deutsche Investitions –und Entwicklungsgesellschaft mbH; (e) FC VI India Venture (Mauritius) Ltd.; and (f) Société de Promotion et de Participation Pour la Coopération Economique S.A. as set out in Section 3.01(f) (Capital Structure of the Company) of the Current Company Disclosure Schedule;

“GIF Series H Lock-in Agreement” means the lock-in agreement dated on or around the date of this Agreement entered into between the Co-Investor and certain other shareholders of the Company for setting out the lock-in modalities for the Equity Shares of the Co-Investor received on conversion of the Equity Securities of the Co-Investor in accordance with Schedule 6 of the Co-Investor Lock-up Agreement;

“HW” has the meaning set forth in the Preamble;

“IFC Series H CCPS Lock-in Agreement” means the lock-in agreement dated on or around the date of this Agreement entered into between the Investor and certain other shareholders of the Company for setting out the lock-in modalities for the Equity Shares of the Investor received on conversion of the Subscription Shares in accordance with Schedule 5 hereto;

“Investor” has the meaning set forth in the Preamble;

“IW” has the meaning set forth in the Preamble;

“Key Subsidiary” means, at the relevant time:

(a)	Azure India; and

(b)	each Subsidiary or such Subsidiaries (both direct or indirect) of Azure India where, as of the end of the then most recently completed fiscal year of Azure India:

(i)	the Assets of such Subsidiary or cumulative Assets of such Subsidiaries, as the case may be, account for more than 70% (seventy per cent) of the total consolidated Assets of Azure India; or

(ii)	such Subsidiary or such Subsidiaries cumulatively, have earnings before interest, tax, depreciation and amortization representing more than 70% (seventy per cent) of Azure India’s total consolidated earnings before interest, tax, depreciation and amortization.;

“Maturity Date” has the meaning set forth in Schedule 5;

“New Issuance” shall have the meaning set forth in Schedule 5;

“Normal Conversion Factor” has the meaning set forth in Schedule 5;

“OFAC” has the meaning set forth in Section 3.01(f);

“Original Company Disclosure Schedule” means the Company’s completed disclosure schedule attached hereto as Schedule 2 (Original Company Disclosure Schedule);

“Parties” or “Party” has the meaning set forth in the Preamble;

“Registration Rights Agreement” means the registration rights agreement entered into by the shareholders of the Company setting out the right to have the registration statement filed with respect to the Equity Shares or Equity Securities held by them for resale/make an offering under the Securities Act of 1933, as amended;

“Series H CCPS” means fully paid up compulsorily convertible preference shares of the Company having the rights, preferences and privileges as set forth in Schedule 5 hereto and in the Shareholders’ Agreement;

“Shareholders Agreement” means the shareholders agreement to be executed between the Company and its shareholders in relation to the rights and obligations of the parties thereto for regulating the management and control of the affairs of the Company and certain other rights and obligations inter se in relation to the Company;

“Sponsor Entity” has the meaning set forth in the Preamble;

“Sponsors” has the meaning set forth in the Preamble;

“Subscription Agreement” has the meaning set forth in the Recitals;

“Subscription Date” has the meaning set forth in Section 2.01(b);

“Subscription Price” has the meaning set forth in Section 2.01(a);

“Subscription Shares” has the meaning set forth in in Section 2.01(a);

“Subscription Notice” means a notice in the form set forth in Schedule 1 (Form of Subscription Notice);

“Subsidiary” means with respect to the Company, an Affiliate over fifty per cent (50%) of whose capital is owned, directly or indirectly by the Company, and shall include Azure India and such other companies in which over fifty per cent (50%) of whose capital is owned, directly or indirectly by Azure India;

“Transaction Documents” means:

(a)	this Agreement;

(b)	the Shareholders’ Agreement;

(c)	the Azure India SHA;

(d)	the IFC Series H Lock-in Agreement;

(e)	the GIF Series H Lock-in Agreement;

(f)	Registration Rights Agreement; and

(g)	any other document designated as a Transaction Document under the Shareholders’ Agreement;

“Updated Company Disclosure Schedule” means the Company’s updated disclosure schedule, if any, which has been delivered by the Company in accordance with Section 3.01 (Representations and Warranties).

Section 1.02. Interpretation. (a) The provisions of Section 1.02 (Interpretation) of the Subscription Agreement are deemed to be incorporated herein and apply mutatis mutandis to this Agreement.

(b) Capitalized terms used in the provisions incorporated from the Subscription Agreement and defined under Section 1.01(b) (Definitions) of this Agreement shall, unless otherwise specified, have the meaning assigned to them in Section 1.01 (b) (Definitions). Without prejudice to the generality of the foregoing, it is clarified that: (i) any reference to “this Agreement” in the provisions incorporated from the Subscription Agreement shall be construed as a reference to this Agreement; (ii) any reference to “the Company” in the provisions incorporated from the Subscription Agreement shall be construed as a reference to the Company under this Agreement; and (iii) any reference to “Sponsors” in the provisions incorporated from the Subscription Agreement shall be construed as a reference to the Sponsors under this Agreement.

Section 1.03. Third Party Rights. The provisions of Section 1.03 (Third Party Rights) of the Subscription Agreement are deemed to be incorporated herein and apply mutatis mutandis to this Agreement.

ARTICLE II

Agreement for Subscription

Section 2.01. Subscription. (a) On the terms and subject to the conditions of this Agreement, the Investor agrees to subscribe and pay for an aggregate of 22,214 (Twenty Two Thousand and Two Hundred and Fourteen) fully paid Series H CCPS in the Company (the “Subscription Shares”) for a subscription price of USD 450.16 (Dollars Four Hundred and Fifty and Sixteen Cents) per Subscription Share (the “Subscription Price”). The aggregate consideration payable by the Investor for the subscription of the Subscription Shares shall be USD 9,999,854 (Dollars Nine Million Nine Hundred and Ninety Nine Thousand Eight Hundred Fifty Four).

(b) Subject to the terms of this Agreement and the reasonable satisfaction (or waiver by the Investor) of the conditions of subscription set forth in Section 4.01 (Conditions of Investor Subscription), either:

(i)	the Company may request the Investor to subscribe for the Subscription Shares by delivering a Subscription Notice to the Investor; or

(ii)	the Investor may notify the Company that it shall subscribe for the Subscription Shares by delivering a Subscription Notice to the Company,

at least 12 (twelve) Business Days prior to the date of the Investor Subscription specified in such Subscription Notice (the “Subscription Date”), subject to Section 2.03 (Cancellation of Investor Subscription).

(c) If a Subscription Notice is delivered by the Company to the Investor in accordance with Section 2.01(b)(i), or the Investor delivers a Subscription Notice to the Company in accordance with Section 2.01(b)(ii), then the Company shall be obliged to issue the Subscription Shares to the Investor on the Subscription Date and shall take all necessary corporate and other action, including but not limited to all appropriate steps to ensure that a meeting of the Company’s shareholders or a meeting of the board of directors, as applicable, is promptly convened, to ensure that the Subscription Shares shall be issued to the Investor on the Subscription Date, in accordance with the terms of this Agreement.

(d) On the Subscription Date:

(i)	the Investor shall pay the amount equal to the Subscription Price multiplied by the number of Subscription Shares in Dollars to the following account of the Company:

Company Account (IBAN): MU52BARC0305000007069376000USD

Bank Name: Barclays Bank Mauritius Limited

Bank Address: International Banking, 1ST Floor, Barclays House, Barclays House, 68-68A, Cybercity Ebene, Mauritius

SWIFT Code: BARCUS33,

or such other account specified in the Subscription Notice; and

(ii)	the Company shall:

(A)	issue to the Investor, or as the Investor directs, the Subscription Shares free of all Liens or other encumbrances or rights of third parties and record the Investor as the legal and beneficial owner of the Subscription Shares in the Company’s share register;

(B)	deliver to the Investor, or as the Investor directs: (1) a share certificate in customary form; and (2) a certified copy of the Company’s share register, evidencing the Investor’s valid title to the Subscription Shares, free of all Liens or other encumbrances or rights of third parties; and

(C)	provide the Investor with a certified copy of the resolutions passed by the board of directors and the shareholders of the Company for the issue and allotment of the Subscription Shares to the Investor;

The Parties agree that the fulfillment of the obligations of the Company set forth in Sections 2.01(d)(ii)(A) through (C) above are conditions precedent to the application of any funds disbursed by the Investor under Section 2.01(d)(i) to the subscription for the Subscription Shares and that, accordingly, any funds disbursed in accordance with Section 2.01(d)(i) shall be held in trust by the Company (for the benefit of the Investor) until the acts set forth in Section 2.01(d)(ii)(A) through (C) have been performed, and in the event that such acts are not performed as soon as practicable, and in any event within three (3) Business Days from any such disbursement of funds by the Investor, the Company shall, upon the Investor’s request, immediately return the funds disbursed in accordance with Section 2.01(d)(i) to the Investor, unless instructed otherwise by the Investor.

(e) The Company shall pay all Taxes, fees or other charges payable on or in connection with the execution, issue, subscription, delivery, registration, translation or notarization of this Agreement, the other Transaction Documents, the Company’s Charter, the Subscription Shares and any other documents related to this Agreement, the other Transaction Documents or the Company’s Charter.

(f) The Company shall undertake all post-issue filings and other requirements associated with the issuance of the Subscription Shares in the time prescribed for the same under Applicable Law.

(g) If the Company, for any reason, does not issue the Subscription Shares as set forth in Section 2.01(d), including by reason of failure of the Company’s shareholders to authorize such issuance, such failure to issue the Subscription Shares shall constitute a breach of the Company’s obligations under this Agreement, and the Investor shall have the right to exercise any and all rights or legal or equitable remedies of any kind which may accrue to it against the Company. It is clarified that provisions of this Section 2.01(g) shall not apply if, upon reasonable satisfaction (or waiver by the Investor) of the conditions of subscription set forth in Section 4.01 (Conditions of Investor Subscription), the Investor does not subscribe to the Subscription Shares within Subscription Date.

Section 2.02. Company’s Obligations until all of the Subscription Shares are Issued. (a) Until the Subscription Shares have been subscribed and issued or the right of the Company to request the subscription has been cancelled as provided in Section 2.03 (Cancellation of Investor Subscription), whichever occurs first, the Company shall conduct its business in the ordinary course and shall use, and shall cause each of its Subsidiaries to use, its reasonable best efforts to preserve intact its business organizations and relationships with third parties and to keep available the services of its present officers and employees.

(b) In addition to Section 2.02(a), until the Subscription Shares have been subscribed and issued or the right of the Company to request the subscription has been cancelled as provided in Section 2.03 (1) (Cancellation of Investor Subscription) or the right of the Investor to subscribe has been cancelled as provided in Section 2.03 (2), whichever occurs first, the Company shall not, and shall ensure that each of its Subsidiaries shall not (other than in connection with the Investor Subscription, the issuance and allotment of Co-Investor Shares to the Co-Investor, the issuance and allotment of the Equity Securities of the Company as part of the Externalization Process and for matters listed in Schedule 6 or with the prior written approval of the Investor) take any of the actions set forth in sub-sections (i) to (xi) of Section 2.02(b) (Company’s Obligations until all of the Subscription Shares are Issued) of the Subscription Agreement (which shall be deemed to be incorporated herein and apply mutatis mutandis to this Agreement).

Section 2.03. Cancellation of Investor Subscription. (1) The Investor may, by written notice to the Company, cancel the right of the Company to request the Investor to subscribe for any Subscription Shares:

(a) if at any time, in the reasonable opinion of the Investor, anything has occurred which has or may reasonably be expected to have a Material Adverse Effect or there exists any situation which indicates that performance by the Company, its Subsidiaries or the Sponsors of their respective obligations under any of the Transaction Documents, or the Company’s Charter or the constitutional documents of the Sponsors who are not natural Persons cannot be expected;

(b) if the Company has breached Section 2.02 (Company’s Obligations until all of the Subscription Shares are Issued) and such breach is incapable of cure (in the sole opinion of the Investor) or, where such breach is capable (in the sole opinion of the Investor) of cure, it has not been cured within thirty (30) days following receipt by the Company of notice of such breach from the Investor; or

(c) in any case, at any time on or after the Cancellation Date,

(2) The Company may, by written notice to the Investor, cancel the right of the Investor to subscribe to any Subscription Shares at any time on or after the Cancellation Date.

Upon any such cancellation, each Party’s further rights and obligations shall terminate immediately, provided that such termination shall not affect a Party’s accrued rights and obligations at the date of termination and shall be without prejudice to any and all rights or legal or equitable remedies of any kind which may accrue to the Investor against the Company and provided that the provisions of Section 5.01 (Notices), Section 5.02 (Applicable Law and Arbitration) and Section 5.03(b) (Other Miscellaneous Provisions) shall survive such termination.

ARTICLE III

Representations and Warranties

Section 3.01. Representations and Warranties. The representations and warranties contained in Section 3.01 of the Subscription Agreement (except the representations set forth in sub-sections (a), (h), (i), (v) and (z) of Section 3.01 (Representations and Warranties) of the Subscription Agreement) are deemed to be incorporated herein and apply mutatis mutandis to this Agreement and shall also be deemed to be repeated as of the Subscription Date.

Each of the Company and the Sponsors hereby represents and warrants to the Investor that the representations and warranties incorporated by reference from the Subscription Agreement and the statements contained in this Section 3.01: (i) are true, accurate and not misleading with respect to the Company and the Sponsors who are not natural Persons and/or, as the case may be, each of the Key Subsidiaries or Subsidiaries (as the case may be) as of the date of this Agreement, except as otherwise set forth in the Company’s disclosure schedule (the “Original Company Disclosure Schedule”) attached to this Agreement as Schedule 2 (Company Disclosure Schedule); and (ii) will remain true, accurate and not misleading immediately prior to the Investor Subscription except as set forth in any updated disclosure schedule, which shall be in the form and substance satisfactory to the Investor (an “Updated Company Disclosure Schedule”), delivered by the Company to the Investor and accepted and signed by the Investor at least ten (10) Business Days prior to the Subscription Date. No disclosure made in the Original Company Disclosure Schedule or an Updated Company Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein, unless the disclosure contained therein identifies the relevant facts and circumstances for such exception fully, fairly, specifically and accurately.

(a) Organization and Authority. Each of the Company, and the Sponsors who are not natural Persons and the Subsidiaries is a legal entity duly organized and validly existing under the laws of its place of incorporation, and the Company has the corporate power and authority to enter into, deliver and perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party. Each of the Sponsors who are natural Persons have the power and authority to enter into, deliver and perform their respective obligations under this Agreement and each of the Transaction Documents to which it is a party.

(b) Financial Condition. For the Company, since its incorporation, and for its Subsidiaries, since March 31, 2015:

(i)	the business of the Company and each of its Subsidiaries has been conducted in the ordinary course so as to maintain the business as a going concern;

(ii)	neither the Company nor any of its Subsidiaries nor the Sponsors has suffered any change having a Material Adverse Effect or incurred any substantial loss or liability other than notional forex losses due to mark to market variation of currency;

(iii)	neither the Company nor any of its Subsidiaries has undertaken or agreed to undertake any substantial obligation; and

(iv)	no dividend or distribution has been declared or paid by the Company or any of its Subsidiaries.

(c) Financial Statements. Azure India’s audited consolidated balance sheet as of March 31, 2014 and provisional balance sheet as of March 31, 2015 and the related audited consolidated statements of income and cash flows for the fiscal year ended March 31, 2014 and provisional consolidated statements of income for the fiscal year ended March 31, 2015 have been prepared in accordance with the Accounting Standards applied on a consistent basis throughout the periods therein specified, and give a true and fair view of the consolidated financial condition of Azure India as of the date as of which they were prepared and the results of Azure India’s operations during the periods therein specified. As on the date of the foregoing financial statements, there are no losses, liabilities (whether actual or contingent or otherwise) or bad or doubtful debts other than those fully disclosed in the consolidated financial statements of Azure India hereinbefore referred to.

(d) Title to and Condition of Property. The Company does not own property and assets, movable and immovable, whatsoever. Each of its Subsidiaries has: (i) good and marketable title free and clear of all Liens to all of the property and assets, movable and immovable, reflected in the Company’s most recent balance sheet included in the consolidated financial statements (except assets sold or otherwise disposed of since such date in the ordinary course of business), other than Liens in favour lenders pursuant to project financing/loan agreements described in Section 3.01 (v) of the Current Company Disclosure Schedule; and (ii) with respect to leased properties and assets, valid leasehold interests therein free and clear of all Liens, other than liens in favour lenders pursuant to project financing/loan agreements described in Section 3.01 (v) of the Current Company Disclosure Schedule. The plant, property and equipment of the Company and each of its Subsidiaries that are used in the Company Operations are in good operating condition and repair, subject to normal wear and tear not caused by neglect, and are adequate and suitable for the purposes for which they are currently being used. All properties used in the Company Operations are reflected in the Company’s most recent balance sheet included in the consolidated financial statements to the extent the Accounting Standards require the same to be reflected.

(e) Intellectual Property. The Company does not own or use any Intellectual Property. Each of the Subsidiaries owns or has the valid right to use at a nominal cost, all Intellectual Property that is material to the operation of its business as currently conducted or proposed to be conducted by it.

(f) Economic Sanctions. None of the Company, its Subsidiaries, and the Sponsors has entered into a business relationship with any person which is the target of economic sanctions administered by U.S. Office of Foreign Assets and Control (“OFAC”) or provide any financing or services to, or in connection with, any activity in any sector under embargo by the United Nations.

Section 3.02. Other provisions. The provisions of Section 3.02 (Investor Reliance), Section 3.03 (Survival of Representations and Warranties) and Section 3.04 (Indemnity) of the Subscription Agreement are deemed to be incorporated herein and apply mutatis mutandis to this Agreement.

ARTICLE IV

Conditions of Investor Subscription

Section 4.01. Conditions of Investor Subscription. The obligation of the Investor to make the Investor Subscription is subject to the fulfillment, to the Investor’s reasonable satisfaction, prior to or concurrently with the making of the Investor Subscription, of the conditions set forth under sub-sections (a), (b), (c), (d), (e), (f), (g), (i), (j), (k), (l) and (n) of Section 4.01 (Conditions of Investor Subscription) of the Subscription Agreement (which shall be deemed to be incorporated herein by reference and shall apply mutatis mutandis to this Agreement) and the following conditions:

(a) Opinions of Counsel. The Investor has received a legal opinion or opinions, in form and substance satisfactory to the Investor, from the Investor’s counsels on Mauritian laws and on English laws (as applicable) covering such matters relating to the transactions contemplated by this Agreement, the other Transaction Documents and the Company’s Charter, as the Investor may reasonably request;

(b) Appointment of Auditors. The Company (i) has appointed a firm of internationally recognized independent public accountants acceptable to the Investor as Auditors of the Company, (ii) has authorized and instructed them, in the form set forth in Schedule 4 (Form of Letter to Company’s

Auditors), to communicate directly with the Investor; and (iii) has taken such actions, issued such instructions and delivered such documents as necessary to procure the firm’s compliance with such request;

(c) Employee Stock Plan. The Company has formally adopted an employee stock plan in a form acceptable to the Investor that meets the criteria set forth in the Shareholders’ Agreement;

(d) Externalization Process. The Externalization Process has been completed in form and substance satisfactory to the Investor, and pursuant to such Externalization Process, Equity Securities of the Company have been issued and allotted to: (i) Helion Venture Partners II, LLC, (ii) Helion Venture Partners India II, LLC, (iii) IFC, (iv) DEG-Deutsche Investitions -und Entwicklungsgesellschaft mbH, (v) FC VI India Venture (Mauritius) Ltd., and (vi) Société de Promotion et de Participation Pour la Coopération Économique S.A. as set out in Section 3.01(f) (Capital Structure of the Company) of the Current Company Disclosure Schedule;

(e) Charter Documents. The Company and each of the Subsidiary has adopted an amended Charter, such amended Charter is fully effective, and such amended Charter is in form and substance satisfactory to the Investor and is consistent with the provisions of the Shareholders Agreement, including but not limited to provisions of the Shareholders Agreement in respect of consent and/or voting rights, restrictions on transfer, corporate governance and any other matter provided for in the Shareholders Agreement which is desirable or necessary to be included in the Charter;

(f) Waiver of Pre-emptive Rights. The Investor has received intimation in writing from the existing shareholders or investors of the Company, in the form acceptable to the Investor, waiving their pre-emptive rights under the Shareholders’ Agreement to subscribe to the Equity Securities of the Company arising from the issuance of Subscription Shares to the Investor under this Agreement.

ARTICLE V

Miscellaneous

Section 5.01. Notices. The provisions of Section 5.01 (Notices) of the Subscription Agreement are deemed to be incorporated herein and apply mutatis mutandis to this Agreement, subject to the following modifications:

For the Company:

1st Floor, The Exchange,

18 Cybercity, Ebene, Mauritius

Facsmile: +91 1149409807

Attention: Inderpreet Singh Wadhwa

For the Sponsors:

Inderpreet Singh Wadhwa

[Address]

Fascimile: [Fax Number]

Attention: Inderpreet Singh Wadhwa

Harkanwal Singh Wadhwa

[Address]

Facsimile: [Fax Number]

Attention: Harkanwal Singh Wadhwa

IW Green Inc.:

341, Raven Circle

Wyoming, Zip Code 19934

Kent, United States of America

Facsimile: 91 1149409807

Attention: Inderpreet Singh Wadhwa

For the Investor:

International Finance Corporation

2121 Pennsylvania Avenue, N.W.

Washington, D.C. 20433

United States of America

Facsimile: +1 (202) 974-4307

Attention: Mr. Sujoy Bose, Director, Infrastructure and Natural Resources

With a copy (in the case of communications relating to payments) sent to the attention of the Director, Department of Financial Operations, at: Facsimile: +1 (202) 522-3064.

And a copy to:

IFC’s South Asia Department

3rd and 4th Floor, Maruti Suzuki Building,

Plot No. 1, Nelson Mandela Road,

Vasant Kunj, New Delhi - 110070, India,

Facsimile Number: (91-11) 4111-1001

Section 5.02. Applicable Law and Arbitration. (a) This Agreement is governed by, and construed in accordance with, the laws of England and Wales.

(b) The provisions of sub-sections (b), (c), (d), (e), (f), (g) and (h) of Section 5.04 (Applicable Law and Arbitration) of the Subscription Agreement are deemed to be incorporated herein and apply mutatis mutandis to this Agreement. It is clarified that the term “Related Agreements” shall mean the Transaction Documents and such other agreements or documents referred to in Schedule X of the Shareholders Agreement.

Section 5.03. Other miscellaneous provisions. (a) The following provisions of Article V (Miscellaneous) of the Subscription Agreement are deemed to be incorporated herein and apply mutatis mutandis to this Agreement: Section 5.02 (Saving of Rights), Section 5.05 (Immunity), Section 5.06 (Announcements), Section 5.07 (Successors and Assigns), Section 5.08 (Amendments, Waivers and Consents), Section 5.09 (Counterparts) and Section 5.12 (Invalid Provisions).

(b) The following provisions of Article V (Miscellaneous) of the Subscription Agreement are deemed to be incorporated herein and apply mutatis mutandis to this Agreement: Section 5.03 (English Language) and Section 5.10 (Expenses).

(c) This Agreement, together with the Subscription Agreement and other Transaction Documents supersedes all prior discussions, memoranda of understanding, agreements and arrangements (whether written or oral, including all correspondence), if any, between the Parties with respect to the subject matter of this Agreement, and this Agreement (together with the Subscription Agreement and the other Transaction Documents) contains the sole and entire agreement between the Parties with respect to the subject matter of this Agreement.

IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names as of the date first written above

SIGNED AND DELIVERED BY “INTERNATIONAL FINANCE CORPORATION” BY THE HAND OF PRATIBHA BAJAJ (AUTHORIZED SIGNATORY) PORTFOLIO OFFICER Infrastructure & Natural Resources	/s/ PRATIBHA BAJAJ

IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names as of the date first written above

SIGNED AND DELIVERED BY “AZURE POWER GLOBAL LIMITED” BY THE HAND OF (AUTHORIZED SIGNATORY)

IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names as of the date first written above

SIGNED AND DELIVERED BY “AZURE POWER INDIA PRIVATE LIMITED” BY THE HAND OF (AUTHORIZED SIGNATORY)

IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names as of the date first written above

SIGNED AND DELIVERED BY “IW GREEN INC” BY THE HAND OF (AUTHORIZED SIGNATORY)

SIGNED AND DELIVERED BY “MR. INDERPREET SINGH WADHWA”

SIGNED AND DELIVERED BY “MR. HARKANWAL SINGH WADHWA”

SCHEDULE 1

FORM OF SUBSCRIPTION NOTICE

[Letterhead of the Company/the Investor]

[Date]

International Finance Corporation

Attention: [●]

Ladies and Gentlemen:

Investment No.

Request for Investor Subscription No.      (Equity)

1.	Please refer to the Letter Agreement (the “Letter Agreement, dated [●], between, inter alia, Azure Power Global Limited (the “Company”), the Sponsors and International Finance Corporation (“Investor”). Terms defined in the Subscription Agreement, including terms defined by reference to any other Transaction Document (as defined in the Subscription Agreement), have their defined meanings wherever used in this request.

2.	In accordance with the provisions of the Letter Agreement [and the enclosed resolution of the Company’s [board of directors]/[shareholders]], the Company requests the subscription of [[●] of Subscription Shares each at the Subscription Price. Therefore, the Company requests the Investor to pay [●] [Dollars] on the Subscription Date to [●], for credit to the Company’s account no. [●].]

3.	The Subscription Date for the Investor Subscription [contemplated by this Subscription Notice] shall be [●].

4.	For the purpose of Section 4.01 (Conditions of Investor Subscription) of the Subscription Agreement, the Company certifies as follows:[to be inserted]

5.	The above certifications are effective as of the date of this Subscription Notice and shall continue to be effective as of the Subscription Date set out in paragraph 3 (as if made by reference to such date). If any such certification is no longer valid as of or prior to that Subscription Date, the Company undertakes to promptly notify the Investor by facsimile.

Yours faithfully,

By
Authorized Representative

By
Authorized Representative

[Enclosure[s]]:	[Resolution of the Company’s [board of directors]/[shareholders]]; [Subscription Form]

Copy to:	International Finance Corporation Attention: [●]

SCHEDULE 2

ORIGINAL COMPANY DISCLOSURE SCHEDULE

The purpose of this Schedule is to disclose matters which may be relevant to the representations and warranties contained in the Subscription Agreement. The representations and warranties are qualified by the facts and circumstances fully, fairly, specifically and accurately contained or disclosed in this Schedule or in any of the documents annexed to this Schedule.

DISCLOSURES IN RELATION TO REPRESENTATIONS AND WARRANTIES UNDER SECTION 3.01(a) to (f) OF THIS AGREEMENT

The following specific disclosures are made in relation to the representations and warranties under Section 3.01(a) to (f) of this Agreement. Each matter disclosed is listed against the sub-section number of the representation and warranty to which the disclosure relates but a disclosure applies to all of the representations and warranties only to the extent it is reasonably apparent on its face.

Representation/Warranty No.	Disclosure
Clause 3.01(a) (Organization and Authority)	No disclosure.

Clause 3.01 (b) (Financial Condition)	Section 3.01 (b) (i): No Disclosure Section 3.01 (b) (ii): No Disclosure Section 3.01 (b) (iii): Details of disclosures are set out in Annexure 3 Section 3.01 (b) (iv): No Disclosure

Clause 3.01(c) (Financial Statements)	No disclosure

Clause 3.01(d) (Title to and Condition of Property)	No disclosure

Clause 3.01 (e) (Intellectual Property)	No disclosure

Clause 3.01 (f) (Economic Sanctions)	No disclosure

DISCLOSURES IN RELATION TO REPRESENTATIONS AND WARRANTIES DEEMED TO BE INCORPORATED FROM THE SUBSCRIPTION AGREEMENT

The following specific disclosures are made in relation to the representations and warranties incorporated by reference from the Subscription Agreement. Each matter disclosed is listed against the sub-section number of the representation and warranty to which the disclosure relates but a disclosure applies to all of the representations and warranties only to the extent it is reasonably apparent on its face.

Representation/Warranty No.	Disclosure
Clause 3.01 (b) (Validity)	No disclosure.

Representation/Warranty No.	Disclosure

Clause 3.01(c) (No Conflict)	No disclosure

Clause 3.01(d) (Status of Authorizations)	Section 3.01(d) (i):

Resolution of the board of directors of the Company for signing and executing this Agreement and other applicable Transaction Documents

Resolution of the board of directors of the Sponsor Entity dated for signing and executing this Agreement and other applicable Transaction Documents

Section 3.01(d)(ii): Shareholders’ resolution for amendment of Charter Documents.

Resolution of the board of directors of the Company for issuance of Shares.

Clause 3.01(e) (Charter)	List of Directors
• Azure Power Global Limited
a. Inderpreet Wadhwa
b. Eric Ng.
c. Khalid Peyrye
• Details of directors of the Subsidiaries are set out in Annexure 2 (A)).

Clause 3.01 (f) (Capital Structure of the Company)	Paid up Capital of the Company is USD 1,098.30 (Details of the Capital Structure attached separately as Annexure 1)

Clause 3.01 (g) (No immunity)	No disclosure

Clause 3.01 (i) (Taxes)	No disclosure

Clause 3.01 (k) (Litigation)	Section 3.01 (k) (i):

1.

Civil Suit No. 22/2012 along with temporary injunction application no. 20/2012 filed by Sh. Mehram before Civil Judge (Jr. Div.) Jayal, District Nagaur on 9th July 2012 against Azure Power (Rajasthan) Pvt. Ltd.,

In the continuation of this a Writ Petition (S. B. Civil Writ Petition No. 9685/2012) filed by Azure Power Rajasthan Pvt. Ltd., at High Court, Jodhpur - a portion of land leased admeasuring Khasra Number 1175, Tehsil Jayal District Nagour, Rajasthan from the Government of Rajasthan for the projects of

Representation/Warranty No.	Disclosure
Azure Power Rajasthan Pvt. Ltd., in Rajasthan, is presently disputed as third parties have sought establishment of mining rights through the Mining Department of the State of Rajasthan. Azure Power Rajasthan Pvt. Ltd, has filed a petition with the High Court of Rajasthan seeking non-renewal of the mining rights. Presently, this matter is pending before the High Court of Rajasthan.
Prayer: Azure Power Rajasthan Private Limited has prayed before the honorable high court that the mining lease under dispute should not be renewed.
	2.	Case pending before the Supreme Court of India - The Gujarat Urja Vikas Nigam Limited, had filed a petition with the Gujarat Electricity Regulatory Commission, seeking recalculation on the basis of actual cash flow required for development of solar projects and consequent revision of the tariff payable by it, in relation to certain solar power projects including 10 MW Gujarat project of Azure Power (Haryana) Pvt. Ltd. While the Gujarat Electricity Regulatory Commission and the Appellate Tribunal for Electricity dismissed the claims made by Gujarat Urja Vikas Nigam Limited, an appeal filed by Gujarat Urja Vikas Nigam Limited is pending with the Supreme Court of India (GUVNL vs GERC & Others CA No. 10301/ 2014).
Prayer: All respondents have prayed for dismissal of the appeal.
	3.	WP No. 13132/2012 pending before the High Court of Rajasthan at Jodhpur filed by Radhan Kishan & Deepa Ram against the State of Rajasthan and the Azure Power Rajasthan Private Limited involving a challenge of the allotment of 1059 Bighas land to the Company by the Government of Rajasthan in Katothi.
Prayer: Azure Power Rajasthan Private Limited has, in its prayers, requested for dismissal of the petition.
	4.	Ordinary Assessment proceedings pending before the Income Tax department against Azure Power (Rajasthan) Private Limited for the assessment year 2012-13. The assessment is of a routine nature and no adverse observation or adverse finding has been made by the Income Tax Department in this regard.
	5.	Ordinary Assessment proceedings pending before the Income Tax department against Azure Power India Private Limited for the assessment year 2012-13. The assessment is

Representation/Warranty No.	Disclosure
of a routine nature and no adverse observation or adverse finding has been made by the Income Tax Department in this regard.
	6.	Ordinary Assessment proceedings pending before the Income Tax department against Azure Power India Private Limited for the assessment year 2013-14. The assessment is of a routine nature and no adverse observation or adverse finding has been made by the Income Tax Department in this regard.
	7.	Ordinary Assessment proceedings pending before the Income Tax department against Azure Solar Private Limited for the assessment year 2013-14. The assessment is of a routine nature and no adverse observation or adverse finding has been made by the Income Tax Department in this regard.
	8.	Ordinary Assessment proceedings pending before the Income Tax department against Azure Power (Rajasthan) Private Limited for the assessment year 2013-14. The assessment is of a routine nature and no adverse observation or adverse finding has been made by the Income Tax Department in this regard.

Section 3.01 (k) (ii): No Disclosure

Section 3.01 (k) (iii): No Disclosure

Clause 3.01 (l) (Compliance with Law)	No disclosure

Clause 3.01 (m) (Environmental Matters)	No disclosure

Clause 3.01 (n) (Sanctionable Practices)	No disclosure

Clause 3.01 (o) (Insurance)	Description of any Material Claims
	1.	Azure Urja Private Limited:- Claim of Rs. 5.6 Million is pending with National Insurance Company on account of solar module damage.
	2.	Azure Clean Energy Pvt. Ltd., Azure Sunshine Pvt. Ltd. and Azure Greentech Pvt. Ltd. :- Claim of Rs. 7 Million is pending with National Insurance Company on account of solar module damage.

Clause 3.01 (p) (Disclosure)	No disclosure

Clause 3.01 (q) (Subsidiaries)	Attached Separately list of Subsidiaries, their directors, ownership, domicile and head office as Annexure 2 (A) and (B)

Clause 3.01 (r) (UN Security Council Resolutions)	No disclosure

Representation/Warranty No.	Disclosure

Clause 3.01 (s) (Criminal Offenses)	No disclosure

Clause 3.01 (t) (Restrictions on Business Activities)	No disclosure

Clause 3.01 (u) (Related Party Transactions)	No disclosure

Clause 3.01 (w) (Books and Records)	No disclosure

Clause 3.01 (x) (Material Contracts)	Section 3.01(x) (i):
• Operations & Maintenance Agreements hereinafter referred to as the “O & M Contract”) between the Azure Power India Private Limited (“AZI”) and its Subsidiaries (attached separately as Annexure 4 (A)).
• Agreement in respect of lease of office premises at corporate office of the Company between Sunbir Singh Wadhwa & Kulwinder Wadhwa (Lessors) and Azure Power India Pvt. Ltd. (Lessee) dated 15th October, 2013. Agreement in respect of lease of project land for Azure Power Punjab Pvt. Ltd.
• Agreement in respect of lease of project land for Azure Power Rajasthan Pvt. Ltd.
• Agreement in respect of lease of project land for Azure Solar Pvt. Ltd.
• Agreement in respect of lease of project land for Azure Urja Pvt. Ltd.
• Agreement in respect of lease of project land for Azure Clean Energy Pvt. Ltd.
• Agreement in respect of lease of project land for Azure Sunshine Pvt. Ltd.
• Agreement in respect of lease of project land for Azure Greentech Pvt. Ltd.

Section 3.01(x) (ii): Details of disclosures set out in Annexure 3. The Company or any of its Subsidiaries has not defaulted with respect to any Company Agreements in relation to indebtedness.

Section 3.01(x) (iii): No disclosure

Section 3.01(x) (iv): No disclosure

Section 3.01(x) (v): No disclosure

Clause 3.01 (y) (Labour Matters)	No disclosure

ANNEXURE 1

PAID-UP CAPITAL & SHARE EQUIVALENTS

Name of Party	Pre Externalization	Post Externalization
		Equity Shares	Preference Shares	CCDs
International Finance Corporation	—	10	73,272 Series B	1,100,000 IFC
			CCPS	CCDs
			4,439 Series D	37,500 IFC II
			CCPS	CCDs
			20,307 Series F	36,000 IFC III
			CCPS	CCDs
Helion Venture Partners II, LLC	—	10	2,575 Series A	—
			CCPS
			53,887 Series B
			CCPS
			114,940 Series
			CCCPS
			26,636 Series D
			CCPS
			63,853 Series F
			CCPS
Helion Venture Partners India II, LLC	—	—	16,810 Series A	—
			CCPS
FC VI India Venture (Mauritius) Ltd.	—	10	19,385 Series A	—
			CCPS
			53,887 Series B
			CCPS
			114,940 Series
			CCCPS
			53273 Series D
			CCPS
			53,973 Series F
			CCPS
DEG – Deutsche Investitions -und EntwicklungsgesellschaftmbH	—	10	—	680,390 DEG
				CCDs
Société de Promotion et de Participation pour la Coopération Economique S.A.	—	10	140,000 Series	—
			ECCPS
IW Green Inc.	102,497	102,497	—	—
Azure Power Inc.	5,700	5,700	—	—
Satnam Sanghera	1,633	1,633	—	—

Total	109,880	109,880	812,177	1,853,890

ANNEXURE 2 (A)

LIST OF SUBSIDIARIES, THEIR DIRECTORS, OWNERSHIP, DOMICILE AND HEAD OFFICE [pursuant to Section 3.01(e) (Charter and Number of Directors) & Section 3.01(g) (Subsidiaries) of the Subscription Agreement]

Sl.	Name of Subsidiary	Directors	Capitalisation	Shareholding/ Ownership	Registered Office/ Domicile	Head office
1.	Azure Power India Private Limited (“AZI”)	a. Mr. Inderpreet S Wadhwa. b. Mr. H.S. Wadhwa. c. Mr. Sanjeev Aggarwal, d. Mr. William Bruce Elmore e. Ms. Dianne Goss Farrell f. Mr. Robert Douglas Kelly	Rs. 9,220,570/- Divided into 1,09,880 Equity Shares of Rs. 10 Each & 8,12,177 Preference share of Rs. 10 each.

1. Mr. Inderpreet Singh Wadhwa holds 97,497 Equity Shares of Rs 10 Each.

2. Azure Power Inc. Holds 5,700 Equity Shares of Rs 10 Each.

3. Mr. Harkanwal singh Holds 5,000 Equity Shares of Rs 10 Each.

4. FC VI India Venture (Mauritius) Ltd Holds 10 Equity Shares of Rs 10 Each and 295,458 Compulsorily Convertible Preference Shares of Rs. 10 Each.

5. Helion Ventures Partners II LLC Holds 10 Equity Shares of Rs 10 Each and 261,891 Compulsorily Convertible Preference Shares of Rs. 10 Each.

					8, G.F., Local Shopping Complex, Pushp Vihar, Madangir, New Delhi - 62	8, G.F., Local Shopping Complex, Pushp Vihar, Madangir, New Delhi - 62

Sl.	Name of Subsidiary	Directors	Capitalisation	Shareholding/ Ownership	Registered Office/ Domicile	Head office

6.International Finance Corporation Holds 10 Equity Shares of Rs 10 Each, 98018 Compulsorily Convertible Preference Shares of Rs. 10 Each, 11,00,000 Compulsorily Convertible Debentures of Rs. 224.19, 37,500 Compulsorily Convertible Debentures of Rs. 2,000 and 36,000 Compulsorily Convertible Debentures of Rs.5,000.

7. Satnam Sanghera Holds 1,633 Equity Shares of Rs 10 Each.

8. DEG Holds 10 Equity Shares of Rs 10 Each and 680,390 Compulsorily Convertible Debentures of Rs. 1,000/-.

9. PROPARCO holds 10 Equity Share of Rs 10 Each and 140,000 Compulsorily Convertible Preference Shares of Rs. 10 Each.

Sl.	Name of Subsidiary	Directors	Capitalisation	Shareholding/ Ownership		Registered Office/ Domicile	Head office

				10. Helion Venture Partners India II LLC holds 16,810 Compulsorily Convertible Preference Shares of Rs. 10 Each.

2.	Azure Power (Punjab) Pvt. Ltd.	g. Inderpreet Wadhwa h. H.S. Wadhwa	Rs. 1,265,240/- divided into 1,265,24 equity shares of Rs. 10 each.	1.	Mr. H.S. Wadhwa holds 1 Equity Share	C - 2324, Ranjit Avenue, Amritsar	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited Holds 126523 Equity Share of Rs 10 Each

3.	Azure Power (Haryana) Pvt. Ltd.	a. Inderpreet Wadhwa b. H.S. Wadhwa c. Sanjeev Aggarwal d. Natarajan Ranganathan	Rs. 20,49,200 Lacs Divided into 204920 Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 Equity Share	Villa No. 148, Tatvam Villas, Sohna Road, Gurgaon, Haryana - 122018	8, G.F., Local Shopping Complex, Pushp Vihar, Madangir, New Delhi - 62
				2.	Azure Power India Private Limited Holds 163935 Equity Share of Rs 10 Each
				3.	Suntech Power International Ltd. holds 40984 Equity Share of Rs 10 Each

4.	Azure Power (Rajasthan) Pvt. Ltd.	a. Inderpreet Wadhwa b. H.S. Wadhwa	Rs. 988,740 Divided into 988,74/ Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share	8, G.F., Local Shopping Complex, Pushp Vihar, Madangir, New Delhi - 62	8, G.F., Local Shopping Complex, Pushp Vihar, Madangir, New Delhi - 62
				2.	Azure Power India Private Limited holds 98873 Equity Share of Rs 10 Each

5.	Azure Solar Pvt. Ltd.	a. Inderpreet Wadhwa b. H.S. Wadhwa	Rs. 11,845,800 Divided Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10 each.	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds

Sl.	Name of Subsidiary	Directors	Capitalisation	Shareholding/ Ownership		Registered Office/ Domicile	Head office
					1093521 Equity Share of Rs 10 Each
				3.	Azure Power US Inc. holds 91058 Equity Share of Rs 10 Each

6.	Azure Sun Energy Pvt. Ltd.	a. Inderpreet Wadhwa b. H.S. Wadhwa	Rs. 7,56,240 Divided into 75,624 Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10 each	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds 75623 Equity Share of Rs 10 Each.

7.	Azure Solar Solutions Pvt. Ltd.	a. Inderpreet Wadhwa b. H.S. Wadhwa	Rs. 2,25,760 divided into 22,576 Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10 each	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds 22575 Equity Share of Rs 10 Each

8.	Azure Urja Pvt. Ltd.	a. Inderpreet Wadhwa b. H.S. Wadhwa	Rs. 1416380 Lacs Divided into 141638 Equity Shares Rs. 10 Each	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10 each	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds 104532 Equity Share of Rs 10 Each
				3.	Azure Power US Inc. holds 37105 Equity Share of Rs 10 Each

9.	Azure Power (Karnataka) Pvt. Ltd.	a. Inderpreet Wadhwa b. H.S. Wadhwa	Rs. 6,41,650 Divided into 64,165 Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10 each	“PRASHANTH NILAYA”, H.No. 279, 4TH CROSS,	8, Local Shopping Complex, Pushp Vihar, Madangir,

Sl.	Name of Subsidiary	Directors	Capitalisation	Shareholding/ Ownership		Registered Office/ Domicile	Head office
				2.	Azure Power India Private Limited holds 37776 Equity Share of Rs 10 Each	ARAVIND NAGAR, HUBLI - 580024	New Delhi, Delhi, INDIA - 110062
				3.	Azure Urja Private Limited holds 26388 Equity Share of Rs 10 Each

10.	Azure Surya Pvt. Ltd.	a. Inderpreet Wadhwa b. H.S. Wadhwa	Rs. 666870 Divided into 66687 Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10 each	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds 44898 Equity Share of Rs 10 Each
				3.	Azure Urja Private Limited holds 21788 Equity Share of Rs 10 Each

11.	Azure Sunshine Pvt. Ltd.	a. Inderpreet Wadhwa b. H.S. Wadhwa	Rs. 5,63,360 Divided 56336 Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10 Each	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds 56335 Equity Share of Rs 10 Each

12.	Azure Greentech Pvt. Ltd.	a. Inderpreet Wadhwa b. H.S. Wadhwa	Rs.5,64,030 Divided into 56,403 Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10 each	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds 56402 Equity Share of Rs 10 Each

Sl.	Name of Subsidiary	Directors	Capitalisation	Shareholding/ Ownership		Registered Office/ Domicile	Head office
13.	Azure Clean Energy Pvt. Ltd.	a. Inderpreet Wadhwa b. H.S. Wadhwa	Rs.4,63,550 Divided into 46,355 Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10 each	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi. INDIA - 110062
				2.	Azure Power India Private Limited holds 46354 Equity Share of Rs 10 Each

14.	Azure Sunlight Pvt. Ltd.	a. Inderpreet Wadhwa b. H.S. Wadhwa	Rs. 109520 Divided into 10952 Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10 each	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	=8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds 10951 Equity Share of Rs 10 Each

15.	Azure Sunrise Pvt. Ltd.	a. Inderpreet Wadhwa b. H.S. Wadhwa	Rs. 101810.00 Divided into 10181 Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10 each	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds 10180 Equity Share of Rs 10 Each

16.	Azure Power (Raj.) Pvt. Ltd.	a. Inderpreet Wadhwa b. H.S. Wadhwa	Rs. 201310 Divided into 20131 Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10 each	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds 20130 Equity Share of Rs 10 Each

17.	Azure Renewable	a. Inderpreet Wadhwa b. H.S. Wadhwa	Rs. 1228940 Divided into 122894 Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10 each	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds

Sl.	Name of Subsidiary	Directors	Capitalisation	Shareholding/ Ownership		Registered Office/ Domicile	Head office
	Energy Pvt. Ltd.				122894 Equity Share of Rs 10 Each

18.	Azure Photovoltaic Pvt. Ltd.	a. Inderpreet Wadhwa b. H.S. Wadhwa	Rs. 201,760.00 Divided into 20176 Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10 each	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds 122894 Equity Share of Rs 10 Each

19.	Azure Power Infrastructure Pvt. Ltd.	a. Inderpreet Wadhwa b. H.S. Wadhwa	Rs. 872880 Lacs Divided into 87288 Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds 76073 Equity Share of Rs 10 Each
				3.	Azure Urja Private Limited Holds 11214 Equity Share of Rs 10 Each

20.	Azure Power Earth Pvt. Ltd.	a. Surendra Kumar Gupta b. Preet Mohinder Singh Sandhu	Rs. 1 Lacs Divided into 10 000/ Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds 9999 Equity Share of Rs 10 Each

21.	Azure Power Eris Pvt. Ltd.	a. Surendra Kumar Gupta b. Preet Mohinder Singh Sandhu	Rs. 1 Lacs Divided into 10 000/ Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds 9999 Equity Share of Rs 10 Each

Sl.	Name of Subsidiary	Directors	Capitalisation	Shareholding/ Ownership		Registered Office/ Domicile	Head office
22.	Azure Power Mars Pvt. Ltd.	a. Surendra Kumar Gupta b. Preet Mohinder Singh Sandhu	Rs. 881,250.00 Divided into 88,125 Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds 88124 Equity Share of Rs 10 Each

23.	Azure Power Mercury Pvt. Ltd.	a. Surendra Kumar Gupta b. Preet Mohinder Singh Sandhu	Rs. 1 Lacs Divided into 10 000/ Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds 9999 Equity Share of Rs 10 Each

24.	Azure Power Makemake Pvt. Ltd.	a. Surendra Kumar Gupta b. Preet Mohinder Singh Sandhu	Rs. 1,422,030.00 Divided into 1,42,203 Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds 142202 Equity Share of Rs 10 Each

25.	Azure Power Pluto Pvt. Ltd.	a. Surendra Kumar Gupta b. Preet Mohinder Singh Sandhu	Rs. 1 Lacs Divided into 10 000/ Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds 9999 Equity Share of Rs 10 Each

26.	Azure Power Venus Pvt. Ltd.	a. Surendra Kumar Gupta b. Preet Mohinder Singh Sandhu	Rs. 1 Lacs Divided into 10 000/ Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds 9999 Equity Share of Rs 10 Each

Sl.	Name of Subsidiary	Directors	Capitalisation	Shareholding/ Ownership		Registered Office/ Domicile	Head office
27.	Azure Power Saturn Pvt. Ltd.	a. Surendra Kumar Gupta b. Preet Mohinder Singh Sandhu	Rs. 1 Lacs Divided into 10 000/ Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds 9999 Equity Share of Rs 10 Each

28.	Azure Power Uranus Pvt. Ltd.	a. Surendra Kumar Gupta b. Preet Mohinder Singh Sandhu	Rs. 1 Lacs Divided into 10 000/ Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds 9999 Equity Share of Rs 10 Each

29.	Azure Power Jupiter Pvt. Ltd.	a. Surendra Kumar Gupta b. Preet Mohinder Singh Sandhu	Rs. 1 Lacs Divided into 10 000/ Equity Shares of Rs. 10 Each.	1.	Mr. H.S. Wadhwa holds 1 equity share of Rs 10	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062	8, Local Shopping Complex, Pushp Vihar, Madangir, New Delhi, Delhi, INDIA - 110062
				2.	Azure Power India Private Limited holds 9999 Equity Share of Rs 10 each

30.	Aster Power Inc.	Inderpreet Wadhwa	531,001 Shares of US$ 1 each.	Azure Power India Private Limited holds 531,001 Shares of US$ 1 each.		United States of America	1054 31st Street, NW, Suite 545, Washington, DC 20007.

31.	Azure Power US Inc.	Inderpreet Wadhwa	1,543,001 Shares of US$ 1 each.	Azure Power India Private Limited holds 1543,001 Shares of USS 1 each.		United States of America	1054 31st Street, NW, Suite 545, Washington, DC 20007.

ANNEXURE 2 (B)

LIST OF SUBSIDIARIES AND THE RELATED DETAILS [pursuant to Section 3.01(g) (Subsidiaries) of the Subscription Agreement]

Sl.	Name of Subsidiary	Lien, if any	Other Remarks
32.	Azure Power (Punjab) Pvt. Ltd.	OPIC has lien on the project assets of Azure Power (Punjab) Pvt. Ltd. Shareholding of the Company in Azure Power (Punjab) Pvt. Ltd., has been pledged in favour of OPIC.

33.	Azure Power (Haryana) Pvt. Ltd.	OPIC has lien on the project assets of Azure Power (Haryana) Pvt. Ltd. Shareholding of the Company in Azure Power (Haryana) Pvt. Ltd., has been pledged in favour of OPIC.	20% of shareholding is held by M/s Suntech.

34.	Azure Power (Rajasthan) Pvt. Ltd.

US Exim Bank has lien on the project assets of Azure Power (Rajasthan) Pvt. Ltd.

Shareholding of the Company in Azure Power (Rajasthan) Pvt. Ltd., has been pledged in favour of US Exim Bank/ their trustees.

35.	Azure Solar Pvt. Ltd.	US Exim Bank has lien on the project assets of Azure Solar Pvt. Ltd. Shareholding of the Company in Azure Solar Pvt. Ltd., has been pledged in favour of the US Exim Bank/ their trustees.

36.	Azure Sun Energy Pvt. Ltd.	IFC has lien on the project assets of Azure Sun Energy Pvt. Ltd. Shareholding of the Company in Azure Sun Energy Pvt. Ltd., has been pledged in favour of the trustee of IFC/ their trustees.

37.	Azure Solar Solutions Pvt. Ltd.

Central Bank of India Ltd., has lien on the project assets of Azure Solar Solutions Pvt. Ltd.

Shareholding of the Company in Azure Solar Solutions Pvt. Ltd., has been pledged in favour of Central Bank of India Ltd.

38.	Azure Urja Pvt. Ltd.	PTC Financial Services Ltd., has lien on the project assets of Azure Urja Pvt. Ltd. Shareholding of the Company in Azure Urja Pvt. Ltd. has been pledged in favour of PTC Financial Services Ltd.

39.	Azure Power (Karnataka) Pvt. Ltd.

PTC Financial Services Ltd., has lien on the project assets of Azure (Karnataka) Pvt. Ltd.

Shareholding of the Company in Azure (Karnataka) Pvt. Ltd., has been pledged in favour of PTC Financial Services Ltd.

Sl.	Name of Subsidiary	Lien, if any	Other Remarks
40.	Azure Surya Pvt. Ltd.	PTC Financial Services Ltd., has lien on the project assets of Azure Surya Pvt. Ltd. Shareholding of the Company in Azure Surya Pvt. Ltd., has been pledged in favour of PTC Financial Services Ltd.

41.	Azure Sunshine Pvt. Ltd.	IREDA and Central Bank have lien on the project assets of Azure Sunshine Pvt. Ltd. Shareholding of the Company in Azure Sunshine Pvt. Ltd., has been pledged in favour of IREDA and Central Bank.

42.	Azure Greentech Pvt. Ltd.	IREDA and Central Bank have lien on the project assets of Azure Greentech Pvt. Ltd. Shareholding of the Company in Azure Greentech Pvt. Ltd., has been pledged in favour of IREDA and Central Bank.

43.	Azure Clean Energy Pvt. Ltd.	IREDA, IFC and IIFCL have lien on the project assets of Azure Clean Energy Pvt. Ltd. Shareholding of the Company in Azure Clean Energy Pvt. Ltd. has been pledged in favour of IREDA, IFC and IIFCL.

44.	Azure Sunlight Pvt. Ltd.	Not applicable

45.	Azure Sunrise Pvt. Ltd,	Not applicable

46.	Azure Power (Raj.) Pvt. Ltd.	Not applicable

47.	Azure Renewable Energy Pvt. Ltd.	Not applicable

48.	Azure Photovoltaic Pvt. Ltd.	Not applicable

49.	Azure Power Infrastructure Pvt. Ltd.	Not applicable

50.	Azure Power Earth Pvt. Ltd.	Not applicable

51.	Azure Power Eris Pvt. Ltd.	Not applicable

52.	Azure Power Mars Pvt. Ltd.	Not applicable

53.	Azure Power Mercury Pvt. Ltd.	Not applicable

54.	Azure Power Makemake Pvt. Ltd.	Not applicable

55.	Azure Power Pluto Pvt. Ltd.	Not applicable

56.	Azure Power Venus Pvt. Ltd.	Not applicable

Sl.	Name of Subsidiary	Lien, if any	Other Remarks
57.	Azure Power Saturn Pvt. Ltd.	Not applicable

58.	Azure Power Uranus Pvt. Ltd.	Not applicable

59.	Azure Power Jupiter Pvt. Ltd.	Not applicable

ANNEXURE 3 [Section 3.01(b) (Financial Conditions)]

DETAILS OF TERM LOAN AGREEMENTS AND OTHER FINANCING AGREEMENTS EXECUTED

BY AZI AND ITS SUBSIDIARIES

S. No	Project/ Location	Details of the entity	Lender	Description of the agreement	Date of Execution of Agreements	Loan Amount
1.	2 MW Punjab	Azure Power Punjab Pvt. Ltd	OPIC	Term Loan Agreement and the related financing documents	February 20, 2009	USD	6,230,000
				1st Amendment to the Term Loan Agreement	April 27, 2009
				2nd Amendment to the Term Loan Agreement	March 11, 2010
				3 rd Amendment to the Term Loan Agreement	June 22, 2010
2.	10 MW Gujarat	Azure Power (Haryana) Pvt. Ltd.	OPIC	Term Loan Agreement and the related financing documents	January 27, 2011	USD	26,835,436
				1st Amendment to the Term Loan Agreement	February 16, 2011
				2nd Amendment to the Term Loan Agreement	June 2, 2011
				3rd Amendment to the Term Loan Agreement	November 3, 2011
				4th Amendment to the Term Loan Agreement	November 16, 2012
3.	5 MW Rajasthan	Azure Power (Rajasthan) Pvt. Ltd.	US EX-IM Bank	Term Loan Agreement and the related financing documents	August 25, 2011	USD	15,776,702
				1st Amendment to the Term Loan Agreement	Sep 15, 2011
				2nd Amendment to the Term Loan Agreement	November 22, 2011
				3 rd Amendment to the Term Loan Agreement	Feb 6, 2012
4.	35 MW Rajasthan	Azure Solar Pvt. Ltd.	US EX-IM Bank	Term Loan Agreement and the related financing documents	August 29, 2012	USD	63,708,791

S. No	Project/ Location	Details of the entity	Lender	Description of the agreement	Date of Execution of Agreements	Loan Amount
5.	2.5 MW Rooftop Gujarat	Azure Sun Energy Pvt. Ltd.	IFC	Term Loan Agreement and the related financing documents	May 24, 2013	INR	158,400,000
				1st Amendment to the Term Loan Agreement	Sep 16, 2013
6.	34 MW Punjab	Azure Urja Pvt. Ltd.	PTC India Financial Services Ltd	Term Loan Agreement and the related financing documents	March 13, 2014	INR	1,88,00,00,000
7.	Rooftop projects	Azure Solar Solution Private Ltd.	Central Bank of India	Term Loan Agreement and the related financing documents	March 25, 2014	INR	31,45,00,000
8.	Working Capital	Azure Power India Pvt. Ltd.	Central Bank of India	Non-fund based facility Agreement and the related financing documents	May 31, 2014	INR	1,98,00,00,000
9.	BG Facility	Azure Power India Pvt. Ltd.	Yes Bank Ltd	Non-fund based facility Agreement and the related financing documents	March 2, 2015	INR	50,00,00,000
10.	BG Facility	Azure Power India Pvt. Ltd.	Indusind Bank	Non-fund based facility Agreement and the related financing documents	April 6, 2015	INR	75,00,00,000
11.	Chhattisgarh 30 MW	Azure Power India Pvt. Ltd.	Yes Bank Ltd	Term Loan Agreement and the related financing documents	May 8, 2015	INR	1,60,10,00,000
12.	10 MW Uttar Pradesh	Azure Surya Pvt. Ltd.	PTC India Financial Services Ltd	Term Loan and the related financing documents Agreement	September 19, 2014	INR	55,00,00,000
13.	40 MW Rajasthan	Azure Clean Energy Pvt. Ltd.	IREDA, IIFCL	Common Loan Facility Agreement and the related financing documents	March 13, 2015	INR	2,05,00,00,000
			IFC	Loan Agreement and the related financing documents	October 31, 2014
			IFC	1st Amendment to the Term Loan Agreement	Feb 11, 2015
			IFC	2nd Amendment to the Term Loan Agreement	March 10, 2015
			SECI	VGF Agreement	March 28, 2014

S. No	Project/ Location	Details of the entity	Lender	Description of the agreement	Date of Execution of Agreements	Loan Amount
14.	20 MW Rajasthan	Azure Sunshine Pvt. Ltd.	IREDA	Term Loan Agreement and the related financing documents	September 23, 2014	INR1,17,40,00,000
			Central Bank of India	Term Loan Agreement and the related financing documents	October 30, 2014
			SECI	VGF Agreement	March 28, 2014
15.	40 MW Rajasthan	Azure Green Tech Pvt. Ltd.	IREDA	Term Loan Agreement and the related financing documents	September 23, 2014	INR2,36,30,00,000
			Central Bank of India	Term Loan Agreement and the related financing documents	October 30, 2014
			SECI	VGF Agreement	March 28, 2014
16.	Karnataka 10 MW	Azure Power Karnataka Pvt Ltd	PTC India Financial Services Ltd	Term Loan Agreement and the related financing documents	November 3, 2014	INR58,50,00,000

ANNEXURE 4 (A) [Section 3.01(x) (Material Contracts) of the Subscription Agreement]

DETAILS OF O & M AND EPC CONTRACTS BETWEEN AZI AND ITS SUBSIDIARIES

Sl. No.	Descriptions	Amount (in INR) payable to the Company on an annual basis	Terms
1.	O &M Contract with Azure Power Haryana Private Limited dated 09-12-2011.	1,05,00,000	5% to be increased every year
2.	O&M Contract with Azure Power Punjab Private Limited dated 01-04-2013.	22,00,000	5.72% to be increased every year
3.	O&M Contract with Azure Power Rajasthan Private Limited dated 01-04-2013.	55,00,000	5.72% to be increased every year
4.	O&M Contract with Azure Solar Limited dated 01-04-2013	3,84,00,000	5.72% to be increased every year
5.	O&M Contract with Azure Sun Energy Private Limited dated 01-06-2013	26,15,000	5.72% to be increased every year
6.	O&M Contract with Azure Urja Private Limited dated 01-06-2014	3,94,40,000	5.72% to be increased every year
7.	O&M Contract with Azure Power Karnataka Private Limited dated 01-09-2014	1,16,00,000	5.72% to be increased every year
8.	O&M Contract with Azure Surya Private Limited dated 01-06-2014	1,16,00,000	5.72% to be increased every year
9.	O&M Contract with Azure Clean Energy Private Limited dated 01-09-2014	2,00,00,000	5% to be increased in every year
10.	O&M Contract with Azure Green Tech Private Limited dated 01-09-2014	2,00,00,000	5% to be increased in every year
11.	O&M Contract with Azure Sunshine Private Limited dated 01-09-2014	1,00,00,000	5% to be increased in every year
12.	EPC Contracts with Azure Mars Private Limited dated 01-04-2015	35,90,00,000	Not Applicable

ANNEXURE 4 (B) [Section 3.01(x) (Material Contracts) of the Subscription Agreement]

DETAILS OF POWER PURCHASE AGREEMENT BY

AZI AND ITS SUBSIDIARIES

Sr. No.	Plant	Capacity (MW)	Offtaker	Tariff (Price in Rs. /Kw)	PPA Date
1.	Punjab	2	NTPC Vidyut Vyapar Nigam (NVVN)	17.91	15-Oct-10
2.	Gujarat	10	Gujarat Urja Vikas Nigam Limited (GUVNL)	15.00	30-Apr-10
3.	Rajasthan	5	NTPC Vidyut Vyapar Nigam (NVVN)	11.94	10-Jan-11
4.	Rajasthan	15	NTPC Vidyut Vyapar Nigam (NVVN)	8.21	25-Jan-12
5.	Rajasthan	20	NTPC Vidyut Vyapar Nigam (NVVN)	8.21	25-Jan-12
6.	Punjab – I	15	Punjab State Power Corporation Limited (PSPCL)	7.67	27-Dec-13
7.	Punjab -II	15	Punjab State Power Corporation Limited (PSPCL)	7.97	27-Dec-13
8.	Punjab - III	4	Punjab State Power Corporation Limited (PSPCL)	8.28	27-Dec-13
9.	Uttar Pradesh	10	Uttar Pradesh Power Corporation Limited (UPPCL)	8.99	27-Dec-13
10.	Karnataka I	10	Bangalore Electricity Supply Company ( BESCOM )	7.47	18-Jan-14
11.	Rajasthan	100	Solar Energy Corporation of India (SECI)	5.45 +VGF Funding	28-Mar-14
12.	Karnataka II	10	Bangalore Electricity Supply Company ( BESCOM )	6.66	27-Sep-14

Sr. No.	Plant	Capacity (MW)	Offtaker	Tariff (Price in Rs. /Kw)	PPA Date
13.	Chhattisgarh - I	10	Chhattisgarh State Power Distribution Company Limited	6.44	1-Aug-14
14.	Chhattisgarh - II	10	Chhattisgarh State Power Distribution Company Limited	6.45	15-Sep-14
15.	Chhattisgarh - III	10	Chhattisgarh State Power Distribution Company Limited	6.46	15-Sep-14
16.	Karnataka III P-I	50	Chamundeshwari Electricity Supply Corporation Limited (CESC)	6.89	2-Jan-15
17.	Karnataka III P-II	40	Hubli Electricity Supply Company Limited (HESCOM)	6.93	14-Jan-15
18.	Karnataka III P-III	40	Gulbarga Electricity Supply Corporation (GESCOM)	6.96	23-Jan-15
19.	Bihar	10	North Bihar Power Distribution Company Limited and South Bihar Power Distribution Company Limited.	8.39	17-Jan-15
20.	Andhra Pradesh	50	Southern Power Distribution Company of Andhra Pradesh Limited	5.89 with 3% escalation i.e. (6.93)	5-Dec-14
21.	Rajasthan	5	Solar Energy Corporation of India (SECI)	5.45	5-Feb-15

SCHEDULE 3

FORM OF CERTIFICATE OF INCUMBENCY AND AUTHORITY

[Letterhead of the Company/Sponsor]

[Date]

International Finance Corporation

Attention: [●]

Investment No.

Certificate of Incumbency and Authority

Reference is made to the Letter Agreement, dated [●], between the Investor, the Company and the Sponsors (the “Letter Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the meaning set forth in the Letter Agreement.

I, the undersigned [Chairman/Director] of                                          (the [“Company”]/[“Sponsor”]), duly authorized to do so, hereby certify that the following are the names, offices and true specimen signatures of the individuals [each]/[any two] of whom are, and will continue to be, authorized:

(a) to sign on behalf of the Company the requests for the subscription for shares of the Company provided for in Section 2.01 (Subscription) of the Subscription Agreement;

(b) to sign the certifications required under Section [4.01 (Conditions of Investor Subscription)] of the Subscription Agreement; and

(c) to take any other action required or permitted to be taken, done, signed or executed under the Subscription Agreement or any other agreement to which the Investor and the [Company]/[Sponsor] may be parties.

*Name	Office	Specimen Signature

*	Designations may be changed by the Company/Sponsor at any time by issuing a new Certificate of Incumbency and Authority authorized by the board of directors of the Company/Sponsor where applicable.

You may assume that any such individual continues to be so authorized until you receive written notice from an Authorized Representative of the [Company]/[Sponsor] that they, or any of them, is no longer so authorized.

Yours faithfully,

By
Name:
Title:	[Chairman/Director]

SCHEDULE 4

FORM OF LETTER TO COMPANY’S AUDITORS

[Letterhead of the Company]

[Date]

[NAME OF AUDITORS]

[ADDRESS]

Investment No.

Letter to Auditors

Ladies and Gentlemen:

We hereby authorize and instruct you to give to the Investor of [●] (“Investor”), all such information as the Investor may reasonably request with regard to the financial statements (both audited and unaudited), accounts and operations of the undersigned company. We have agreed to supply that information and those statements under the terms of a shareholders agreement, dated [●], between the undersigned company and the Shareholders named therein (the “Shareholders Agreement”). For your information we enclose a copy of the Shareholders Agreement.

We authorize and instruct you to send two (2) copies of the audited accounts of the undersigned company to the Investor each year to assist us in satisfying our obligation to the Investor under Section 3.01(a) of the Shareholders Agreement. When submitting the same to the Investor, please also send, at the same time, a copy of your full report on such accounts to the Investor.

For our records, please ensure that you send to us a copy of every letter that you receive from the Investor immediately upon receipt and a copy of each reply made by you immediately upon the issue of that reply.

Yours faithfully,

AZURE POWER GLOBAL LIMITED

By
Name:
Title:	[Authorized Representative]

Enclosure: Shareholders Agreement

cc:	Director International Finance Corporation

Attention: [●]

SCHEDULE 5

TERMS AND CONDITIONS OF SERIES H CCPS

All capitalized terms used herein but not defined shall have the meaning given to them under the Shareholders’ Agreement. Reference to a paragraph under this Schedule shall be a reference to the paragraph of this Schedule.

1.	Issue Price

The Series H CCPS shall have the issue price of USD 450.16 (Dollars Four Hundred and Fifty and Sixteen Cents).

2.	Dividend

Each of the holders of Series H CCPS shall be entitled to receive a dividend of 8% in USD (eight per cent) per annum on a cumulative basis calculated on the issue price paid on each such Series H CCPS. Subject to the Applicable Law, each holder of Series H CCPS shall be individually entitled, in addition and cumulative to the above, to participate in the distribution of the profits of the Company if made to the other shareholders (including the holders of Equity Shares and compulsorily convertible preference shares, but excluding Proparco CCPS) of the Company assuming that all Series H CCPS have been converted to Equity Shares at the Normal Conversion Factor set out below.

Pursuant to the above, it is clarified that the Company shall not declare, pay or set aside any dividends on Shares of any other class or kind of share capital (other than Proparco CCPS) unless the holders of the Series H CCPS first receive a dividend on each Series H CCPS equal to the sum of: (i) 8% in USD (eight per cent) per annum on a cumulative basis calculated on the issue price paid; and (ii) the corresponding dividend that the holders of Series H CCPS would receive if the profits of the Company are distributed to the other Shareholders of the Company.

The dividend pay-out as set out under this paragraph 2 shall be payable in cash or in kind.

3.	Term

Unless converted in accordance with the terms of this Schedule, the Charter of the Company and the Applicable Laws, the term of the Series H CCPS shall be a maximum of 20 (twenty) years from the date of their issuance.

4.	Voting

4.1	The holders of Series H CCPS shall be entitled to attend all meetings of Shareholders of the Company. Series H CCPS shall be entitled to vote on all matters which affect their rights directly or indirectly. The voting rights of each Series H CCPS on every resolution placed before the Company shall be in proportion to the share capital that the Equity Shares that the Series H CCPS represent, assuming that the Series H CCPS have been converted into Equity Shares of the Company on the basis of the Normal Conversion Factor set out below.

4.2	From the date of conversion of the Series H CCPS into Equity Shares, the voting percentage of their holders in the Company shall be in proportion to their shareholding in the Company.

5.	Conversion

5.1	The Series H CCPS shall be convertible into Equity Shares of the Company at any time at the option of the holders of the Series H CCPS in accordance with paragraph 5.2. Any Series H CCPS that have not been converted into the Equity Shares of the Company shall compulsorily convert into the Equity Shares of the Company in accordance with paragraph 5.3 below, upon the earlier of:

(i)	immediately prior to the listing of the Equity Shares pursuant to the QIPO or IPO, as approved by the Shareholders of the Company; and

(ii)	the date which is 20 (twenty) years from the date of the issuance of Series H CCPS (the “Maturity Date”),

in each case in accordance with the terms of the Agreement. It is clarified that the Series H CCPS shall convert on the listing of the Equity Shares pursuant to the QIPO or IPO as approved by the Shareholders, if all existing Equity Securities (including the IFC Securities, Helion Securities, FC Securities, DEG Securities, Proparco Securities and the Series G CCPS) convert on or before the date of conversion of the Series H CCPS.

5.2	Optional Conversion

(i)	The holders of the Series H CCPS shall severally have the right, at any time and from time to time at their sole option, after their issuance, to require the Company, by written notice (the “Conversion Notice”), to convert their respective Series H CCPS into Equity Shares of the Company. A copy of the Conversion Notice shall also be sent to the Sponsors, Proparco, Helion, FC, DEG and IFC, who are the other Shareholders of the Company.

(ii)	In case the conversion occurs prior to the expiry of the Maturity Date, then the conversion shall be completed within a period of 21 (twenty one) days from the date of the Conversion Notice.

(iii)	“Normal Conversion Factor”: The Series H CCPS will be convertible into the Equity Shares of the Company at a conversion ratio of 1:1 (i.e. 1 (one) Series H CCPS will convert into 1 (one) Equity Share), without being required to pay any amount for such conversion, and shall be adjusted for:

(a)	dividends declared and not paid in accordance with paragraph 2 above;

(b)	share splits, recapitalization or similar events;

(c)	the anti-dilution provision as set out in paragraph 9 below;

(d)	with respect to the CCDs and/or Proparco CCPS that are converted into Equity Shares on or before the conversion of Series H CCPS, the holders of Series H CCPS shall be entitled to an anti-dilution protection such that the conversion ratio of the Series H CCPS is adjusted upwards to ensure that percentage holding of the holders of Series H CCPS after conversion of such CCDs and/or Proparco CCPS shall be same as the percentage holding of the holders of Series H CCPS before the conversion of such CCDs and/or Proparco CCPS determined on a Fully Diluted Basis.

The Normal Conversion Factor is specified based on the assumption that all the existing Equity Securities (including the IFC Securities, Helion Securities, FC Securities, DEG Securities, Proparco Securities and the Series G CCPS) have converted on or before the date of conversion of the Series H CCPS.

(iv)	The Conversion Notice shall be dated and shall set forth:

(a)	The number of Series H CCPS in respect of which the holders of the Series H CCPS are exercising their right to conversion in accordance with this paragraph 5.2; and

(b)	The number of Equity Shares of the Company that the Series H CCPS shall convert into.

(v)	Upon receipt of the Conversion Notice, the Company shall and the Sponsors shall ensure that the Company shall effect the relevant board and shareholders’ meeting and undertake all such acts and deeds as may be necessary to give effect to the provision of this paragraph 5.

(vi)	Upon receipt of the Conversion Notice, the Company shall effect the following:

(a)	Convening of a meeting of the board of directors, in which meeting the Company shall approve the following:

(A)	the conversion of the relevant Series H CCPS;

(B)	the cancellation of the share certificates representing such number of the Series H CCPS; and

(C)	the issuance and allotment of such number of Equity Shares of the Company that the Series H CCPS shall convert into,

in each case, as are mentioned in the Conversion Notice;

(b)	Cancellation of the share certificates of Series H CCPS in respect of which the conversion right is exercised in the Conversion Notice; and thereafter issuance of share certificates to the holders of Series H CCPS to evidence such holders of the Series H CCPS as the owners of the Equity Shares issued upon conversion of their respective Series H CCPS as mentioned in the Conversion Notice;

(c)	Making all the requisite filings with the appropriate Authority;

(d)	The Company and the Sponsors shall do all such acts and deeds as may be necessary to give effect to the provisions of this paragraph 5.

5.3	Automatic Conversion

(i)	The Company shall forthwith convert all the Series H CCPS into Equity Shares, based on the applicable conversion rate as determined in accordance with this paragraph 5.3, if at any time after their issuance, the Company undertakes an IPO/QIPO, provided that the shareholders of the Company have consented to such IPO/QIPO in accordance with the Shareholders Agreement. The Series H CCPS shall convert into Equity Shares of the Company immediately prior to the listing of Equity Shares pursuant to the IPO/QIPO, provided that all the existing Equity Securities (including the IFC Securities, Helion Securities, FC Securities, DEG Securities, Proparco Securities and the Series G CCPS) are converted on or before the date of conversion of the Series H CCPS.

For the purpose of this Schedule 5, QIPO means an initial public offering of the Company, which satisfies the following conditions: (i) the initial public offering results in the listing of the Equity Shares on the stock exchange acceptable to the Investor; (ii) the gross proceeds from the issuance of new Equity Shares in such initial public offering is not less than USD 100,000,000 (United States Dollars One Hundred Million); and (iii) the offering price of the Equity Share is based on the pre-money valuation of the Company of at least USD 450,000,000 (United States Dollars Four Hundred and Fifty Million).

(ii)	In the event an IPO/QIPO occurs subsequent to the expiry of the first anniversary of the Subscription Date and prior to the second anniversary of the Subscription Date, the applicable conversion rate for the conversion of the Series H CCPS shall be such that provides the holders of Series H CCPS such number of Equity Shares that is the greater of: (a) the number of Equity Shares which provide holders of Series H CCPS a USD return of 25% per annum on a cumulative basis on the Subscription Price from the Subscription Date till the actual date of conversion of Series H CCPS; the calculation of return shall include any dividend paid before the date of conversion to the holders of Series H CCPS; the valuation of Equity Shares in order to calculate a USD return of 25% per annum on a cumulative basis shall be based on the price at which Equity Shares are allotted to investors in the IPO/QIPO; or (b) the number of Equity Shares received based on the Normal Conversion Factor.

(iii)	In the event an IPO/QIPO occurs subsequent to the expiry of the second anniversary of the Subscription Date, the applicable conversion rate for the conversion of the Series H CCPS shall be such that provides the holders of Series H CCPS such number of Equity Shares that is the greater of: (a) the number of Equity Shares which provide holders of the Series H CCPS a USD return of 25% per annum on a cumulative basis on the Subscription Price for the period starting from the Subscription Date till the second anniversary of the Subscription Date and a USD return of 18% per annum on a cumulative basis on the Subscription Price after the second anniversary of the Subscription Date till the date of conversion. The calculation of return shall include any dividend paid before the date of conversion, and the valuation of Equity Shares to calculate the return to the holders of Series H CCPS shall be based on the price at which Equity Shares are allotted to investors in the IPO/QIPO; or (b) the number of Equity Shares received based on the Normal Conversion Factor.

6.	If an IPO/QIPO occurs before the first anniversary of the Subscription Date, the applicable conversion rate for the conversion of the Series H CCPS shall be the Normal Conversion Factor.

7.	In the event that:

(a)	the Company initiates the procedure for IPO/QIPO which has necessitated the conversion of the Series H CCPS into the Equity Shares of the Company; and

(b)	within the Listing Date, the IPO/QIPO does not complete such that the entire issued, paid up and subscribed share capital is not admitted to trading on a Relevant Market by the expiry of the Listing Date, then the Company and the Sponsors shall comply with the relevant provisions of the Shareholders’ Agreement and shall undertake all necessary actions to ensure that the holders of the Series H CCPS are placed in the same position, and possess the same rights as set forth in this Schedule, as they had the benefit of, immediately prior to the occurrence of the event set forth in (a) above.

8.	Liquidation Preference

Upon the occurrence of a Liquidation Event A or Liquidation Event B with respect to the Company or its Subsidiaries and in accordance with the terms of this Agreement, the holders of the Series H CCPS shall receive in preference to the holders of Series A CCPS, Series B CCPS, Series C CCPS, Series D CCPS, Series F CCPS and other Equity Shares of the Company, the sum total of: (i) the amount equal to the total Subscription Price paid by holders of the Series H CCPS for such Series H CCPS; and (ii) an amount that provides the holders of Series H CCPS a return of 8% (eight per cent) in USD per annum on a cumulative basis on such total Subscription Price from the date of issuance of such Series H CCPS till the date of the Liquidation Event A or Liquidation Event B, as reduced by any dividends paid before the occurrence of a Liquidation Event A or Liquidation Event B to the holders of such Series H CCPS. It is clarified that the rights of the holders of the Series H CCPS shall be subordinate to the rights of the holders of the CCDs and Proparco CCPS in relation to the Liquidation Preferences of the Company.

9.	Transferability

Subject to the terms of this Agreement, the Series H CCPS shall be freely transferable to any Person, and the holders of the Series H CCPS may assign all or any of the Series H CCPS and any rights attaching under the Agreement, without the prior consent of any Person.

10.	Anti-Dilution Protection

If the Company issues or proposes to issue Equity Securities (“New Issuance”) to any person at an effective issue price that is less than the subscription price in USD of the Series H CCPS (as adjusted for share splits or similar reorganization of the share capital of the Company), other than the issue of Equity Shares on the conversion of the Equity Securities existing as on the date of subscription of Series H CCPS, then the holders of Series H CCPS shall be entitled to an adjustment to the Normal Conversion Factor based on broad-based weighted average method such that the holders of Series H CCPS receive a higher number of Equity Shares to compensate for the higher subscription price paid for the subscription of Series H CCPS by its holders than the effective issue price of Equity Securities in the New Issuance.

SCHEDULE 6

LIST OF PERMITTED MATTERS

The following disbursements under the existing loan facility arrangements entered into by the Company and/or its Subsidiaries may be applied/received without requiring approval from the Investor pursuant to Clause 2.02(b) of this Agreement.

Company name	Date of Agreement	Lender	Total of Loan (amount in INR crores)	Remaining Disbursement (amount in INR crores)
Azure Sunshine Pvt. Ltd	23-Sep-14	IREDA	53.41	2.67
	30-Oct-14	CBI	63.94	3.20
Azure Green Tech Pvt. Ltd	23-Sep-14	IREDA	105.68	5.28
	30-0ct-14	CBI	130.63	6.53
Azure Clean Energy Pvt. Ltd	13-Mar-15	IREDA	87.49	4.37
	31-Oct-14	IFC	86.10	8.61
	13-Mar-15	IIFCL	31.40	1.57
Azure Power India Pvt. Ltd.	8-May-15	Yes Bank	160.10	10.01
Azure Sunlight Pvt. Ltd	Yet to be Signed	OPIC	Approx. 128	Approx. 128
Azure Mars Pvt. Ltd.	Yet to be Signed	Reliance Capital Bridge Loan	25	25
Azure Solar Solution Pvt Ltd	25-03-2014	Central Bank of India	31.45	19.45